Exhibit 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of February 2, 2021, among EVERI PAYMENTS INC., a Delaware corporation (the “Borrower”), EVERI HOLDINGS INC., a Delaware corporation (the “Parent”), EVERI GAMES HOLDING INC., EVERI GAMES INC., EVERI INTERACTIVE LLC, CENTRAL CREDIT, LLC AND GCA MTL, LLC, as guarantors (together with the Borrower and the Parent, the “Loan Parties”), the Lenders (as defined in the Credit Agreement referred to below) party hereto and Jefferies Finance LLC, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Fifth Amendment).
W I T N E S S E T H:
WHEREAS, the Parent, the Borrower, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Credit Agreement, dated as of May 9, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Parent, the Borrower, the Lenders, the Administrative Agent and the Collateral Agent desire to amend the Credit Agreement to decrease the Adjusted Eurodollar Rate and Base Rate “floors” applicable to the Term B Facility and to make certain other changes to the Credit Agreement, in each case, as provided herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
I.Amendments to Credit Agreement.
A.Clause (b) of the definition of “Adjusted Eurodollar Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b) (i) with respect to the Revolving Credit Facility, 1.00% and (ii) with respect to the Term B Facility, (A) prior to the Fifth Amendment Effective Date, 1.00% and (B) from and after the Fifth Amendment Effective Date, 0.75%”.
B.The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Base Rate’ means, for any day, a fluctuating rate per annum equal to the greater of (I) the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Prime Rate, and (c) the Adjusted Eurodollar Rate for an Interest Period of one month on such day (or if such day is not a Business Day, the immediately preceding Business Day), plus 1.00% and (II) (a) with respect to the Revolving Credit Facility, 2.00% and (b) with respect to the Term B Facility, (i) prior to the Fifth Amendment Effective Date, 2.00% and (ii) from and after the Fifth Amendment Effective Date, 1.75%.”.
C.The definition of “Yield” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “a Eurodollar Rate or Base Rate floor (solely to the extent greater than

1.00% or 2.00%, respectively)” appearing therein and inserting in lieu thereof the text “a Eurodollar Rate floor or Base Rate floor ((a) with respect to the Revolving Credit Facility, solely to the extent greater than 1.00% or 2.00%, respectively and (b) with respect to the Term B Facility, (i) prior to the Fifth Amendment Effective Date, solely to the extent greater than 1.00% or 2.00%, respectively or (ii) from and after the Fifth Amendment Effective Date, solely to the extent greater than 0.75% or 1.75%, respectively)”.
D.Section 1.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:
“‘Fifth Amendment’ means the Fifth Amendment to Credit Agreement, dated as of February 2, 2021, by and among the Loan Parties, the Lenders party thereto and the Administrative Agent.”
“‘Fifth Amendment Effective Date’ has the meaning specified in the Fifth Amendment.”
E.Section 2.05(a) of the Credit Agreement is hereby amended by deleting the text “either (a) after the Second Amendment Effective Date and on or prior to the six-month anniversary of the Second Amendment Effective Date or (b) after the Third Amendment Effective Date and on or prior to the six-month anniversary of the Third Amendment Effective Date, in either case,” appearing therein and inserting the text “after the Fifth Amendment Effective Date and on or prior to the six-month anniversary of the Fifth Amendment Effective Date” in lieu thereof.
F.Section 2.08(d) of the Credit Agreement is hereby amended by deleting the text “(but without limiting the 1.00% floor in the definition of “Adjusted Eurodollar Rate”)” appearing therein and inserting in lieu thereof the text “(but without limiting the applicable floor set forth in the definition of “Adjusted Eurodollar Rate” or the definition of “Base Rate”)”.
G.Section 11.13(e) of the Credit Agreement is hereby amended by deleting the text “either (a) after the Second Amendment Effective Date and on or prior to the six-month anniversary of the Second Amendment Effective Date or (b) after the Third Amendment Effective Date and on or prior to the six-month anniversary of the Third Amendment Effective Date, in either case,” appearing therein and inserting the text “after the Fifth Amendment Effective Date and on or prior to the six-month anniversary of the Fifth Amendment Effective Date” in lieu thereof.
II.Miscellaneous Provisions.
A.In order to induce the undersigned Lenders to enter into this Fifth Amendment, each of the Parent and the Borrower hereby represents and warrants that:
1.no Default or Event of Default exists on the Fifth Amendment Effective Date (as defined below) or would result from this Fifth Amendment becoming effective in accordance with its terms; and
2.all of the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement and in each other Loan Document (as amended by this Fifth Amendment) are true and correct in all material respects on and as of the Fifth Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they shall be true and correct in all respects on and as of the Fifth Amendment

Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date).
B.This Fifth Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
C.This Fifth Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Fifth Amendment by e-mail transmission shall be equally as effective as delivery of an original executed counterpart of this Fifth Amendment. A complete set of counterparts of this Fifth Amendment shall be lodged with Borrower and the Administrative Agent. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Fifth Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by us, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
D.The terms of Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
E.This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when:
1.the Administrative Agent shall have received duly executed and delivered counterparts hereof from each Loan Party and the Administrative Agent, and each Lender (including each replacement Term B Lender that replaces a Non-Consenting Lender pursuant to Section 11.13 of the Credit Agreement) shall have submitted an executed signature page to EveriJan21@Lendamend.com;
2.the Borrower shall have paid all fees and expenses required to be paid to the Administrative Agent, the Lead Arranger and the Lenders on or before the Fifth Amendment Effective Date (including, without limitation, reasonable and documented fees and expenses of one outside counsel);
3.the Administrative Agent shall have received from the Borrower payment of all accrued but unpaid interest through but not including the Fifth Amendment Effective Date with respect to the Term B Facility; and
4.the Administrative Agent shall have received a certificate, dated the Fifth Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Parent and the Borrower that (a) the representations and warranties made by the Parent and the Borrower in Section II. A. above are true and correct on and as of the Fifth Amendment Effective Date and (b) the conditions precedent in this Section II. E. have been satisfied.

F.Each Loan Party has read this Fifth Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid, binding, and enforceable in accordance with its terms, and shall not be impaired or limited by the execution or effectiveness of this Fifth Amendment.
G.From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Fifth Amendment Effective Date.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

EVERI PAYMENTS INC.
EVERI HOLDINGS INC.
EVERI GAMES HOLDING INC.
EVERI GAMES INC.
EVERI INTERACTIVE LLC

By: /s/ Mark Labay
Name: Mark Labay
Title: EVP, Chief Financial Officer

GCA MTL, LLC

By: /s/  Michael D. Rumbolz
Name: Michael D. Rumbolz
Title: Chief Executive Officer

CENTRAL CREDIT, LLC

By: Everi Payments Inc., its sole member

By: /s/ Mark Labay
Name: Mark Labay
Title: EVP, Chief Financial Officer

JEFFERIES FINANCE LLC, as Administrative Agent and a Lender

By: /s/ Paul Chisholm Name: Paul Chisholm Title: Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT to Credit Agreement, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG EVERI PAYMENTS Inc., EVERI HOLDINGS INC., EVERI GAMES HOLDING INC., EVERI GAMES INC., EVERI INTERACTIVE LLC, CENTRAL CREDIT, LLC, GCA MTL, LLC, the Lenders party THERETO AND JEFFERIES FINANCE LLC, as ADMINISTRATIVE Agent

NAME OF INSTITUTION:

By: _________________________________
Name:
Title:

For Lenders needing a second signature block:

By: _________________________________
Name:
Title: